EMPLOYMENT AGREEMENT

         THIS AGREEMENT made as of November 30, 1999;

BETWEEN:

         RICHARD P. DALMAZZI, of the City of
         Lafayette in the State of California
         (hereinafter referred to as the "Employee"),

                                                              OF THE FIRST PART,

                                      -and-

         CERTICOM CORP., a corporation organized
         under the laws of the Yukon Territory
         (hereinafter referred to as the "Employer")

                                                             OF THE SECOND PART.

         THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained the parties hereto agree as follows:

                            ARTICLE ONE - EMPLOYMENT

1.1      Employment

         Subject to the terms and conditions hereof, the Employee shall be employed by the Employer in the office of President and Chief Executive Officer and shall perform such duties and exercise such powers related to such office as set forth in the by-laws of the Employer and as prescribed or specified by the board of directors of the Employer, subject always to the control and direction of such board of directors.

1.2      Term of Employment

         The employment of the Employee hereunder shall commence on the date hereof and shall terminate on April 30, 2001, subject to any renewal of this Agreement pursuant to Section 5.1 and subject to earlier termination of this Agreement pursuant to Sections 4.1 and 4.2.

                           ARTICLE TWO - REMUNERATION

2.1      Salary

         The Employer or a United States subsidiary of the Employee shall pay the Employee during the term of this Agreement a gross annual salary of US $250,000 payable on the 15th and the last day of each calendar month. If this Agreement is renewed beyond April 30, 2001, such salary shall be reviewed by the parties prior to any additional renewals of this

Agreement and any changes in such salary shall be as agreed upon in writing between the parties.

2.2      Bonus

         In its absolute discretion the Employer may pay the Employee an additional bonus in respect of each fiscal year of the Employer. The Employee acknowledges that the payment of any such bonus shall be in the absolute discretion of the Employer.

2.3      Options

                  (a) The Employee shall be entitled to participate in the Employer's 1997 Stock Option Plan ("SOP") and any additional stock option plans or stock purchase plans established by the Employer. As of the date hereof, the Employee shall be granted options to purchase an additional 110,000 common shares under the SOP at an exercise price equivalent to the closing price of the shares on November 29, 1999. The grant of any future options or other benefits under such plans shall be in the discretion of the Employer.

                  (b) In the event any person acquires more than 50% of the outstanding voting securities of the Employer, (a "Change of Control") and the Employee is subsequently terminated by the Employer without Cause (as defined below) or voluntarily terminates his employment hereunder with Good Reason (as defined below) then any options or other rights to acquire securities of the Employer, whether granted prior to or subsequent to the date hereof, including, without limitation, all such options or rights granted pursuant to the SOP, shall immediately vest and become fully exercisable. For the purposes of this
Agreement:

                           (i)      "Cause" shall mean:

                                    (i) fraud, misappropriation, embezzlement or
                   other act of material misconduct against the Employer or any of its subsidiaries;

                                    (ii)   conviction   of  any   criminal   act
                   involving a crime of moral turpitude including without limitation, misappropriation of funds or property;

                                    (iii)  wilful and knowing  violation  of any
                   rules or regulations of any governmental or regulatory body which are material to the business of the Employer;

                                    (iv) a material breach, material repudiation
                   or other material failure to comply with or perform any of the material terms of this Agreement;

                                    (v) adjudication as incompetent; or

                                    (vi) a good faith determination by the board
                   of directors of the Employer based on objective evidence that persistent use of drugs or alcohol is significantly interfering with the Employee's performance of his duties hereunder.

                           (ii) "Good Reason" shall be deemed to exist where (A) the Employer materially alters or reduces the Employee's duties, responsibilities, authority or base compensation from those in effect immediately prior to the occurrence of a Change of Control (including an alteration or reduction indirectly in the form of resource allocation or other assignment); (B) the Employer materially breaches the terms of this Agreement or any other agreement between the Employer and the Employee with respect to the payment or vesting of compensation or benefits or in any other material respect and such breach is not cured within thirty (30) days after the Employer receives notice thereof; (C) the Employer requires the Employee, as a condition of the Employee's continued employment with the Employer to be based in any location more than fifty miles from the City of Hayward, California or to spend more than 25% of each calendar quarter travelling outside the San Francisco Bay Area; or (D) the Employer requires the Employee as a condition of the Employee's continued employment with the Employer, to perform illegal or fraudulent acts or omissions.

2.4      Benefits

         The Employee will be entitled to participate in all of the Employer's benefit plans generally available to its senior executive employees based in the United States from time to time in accordance with the terms thereof.

2.5      Vacation

         The Employee shall be entitled to four weeks of vacation per annum, which will be pro-rated for the first year of this Agreement.

2.6      Expenses

         The Employee shall be reimbursed at the Employee's cost for all authorized travelling and other out-of-pocket expenses actually and properly incurred by him in connection with his duties hereunder. For all such expenses the Employee shall furnish to the Employer statements and vouchers as and when required by the Employer.

                      ARTICLE THREE - EMPLOYEE'S COVENANTS

3.1      Service

         The Employee shall devote such of his time, attention and ability to the business of the Employer as is necessary to fulfill his responsibilities, and shall well and faithfully serve the Employer and shall use his best efforts to promote the interests of the Employer.

3.2      Duties and Responsibilities

         The Employee shall duly and diligently perform all the duties assigned to him while in the employ of the Employer, and shall truly and faithfully account for and deliver to the

Employer all money, securities and things of value belonging to the Employer which the Employee may from time to time receive for, from or on account of the Employer.

3.3      Rules and Regulations

         The Employee shall be bound by and shall faithfully observe and abide by all the rules and regulations of the Employer from time to time in force which are brought to his notice or of which he should reasonably be aware.

3.4      Proprietary Rights Agreement

         The Employee has previously executed and delivered a Proprietary Rights Agreement in the form attached. The Employee's obligations under such Proprietary Rights Agreement shall continue both before and after he has used any Confidential Information for the purposes of such Proprietary Rights Agreement and both before and after the employment of the Employee with the Employer ceases and shall continue until such time as the Employee is expressly released therefrom by the Employer in writing and the obligations of the Employee under this Agreement shall be binding on the assigns, executors, administrators or other legal representatives of the Employee. Any breach by the Employee of this Agreement or the above Proprietary Rights Agreement shall cause irreparable damage to the Employer and any such breach shall entitle the Employer to immediate injunctive relief from a court of competent jurisdiction.

                  ARTICLE FOUR - TERMINATION OF EMPLOYMENT

4.1      Termination by Employer for Cause

         The Employer may terminate this Agreement at any time for Cause without payment of any compensation either by way of anticipated earnings or damages of any kind.

4.2      Termination by Employer or Employee on Notice

         (a) The Employee may terminate this Agreement upon the giving of six months written notice to the Employer.

         (b) The Employer may terminate this Agreement immediately upon paying to the Employee salary equal to that which would have been paid to the Employee pursuant to Section 2.1 for the unexpired term of this Agreement, in lieu of such notice and upon making the benefit plan contributions necessary to maintain the Employee's participation for the minimum period prescribed by law in all benefit plans provided to the Employee by the Employer immediately prior to the termination of this Agreement. The Employee agrees that the Employer may deduct from any payment of salary in lieu of notice hereunder the Employee's benefit plan contributions which were regularly made during the term of this Agreement in accordance with the terms of all benefit plans to be maintained hereunder for the minimum period prescribed by law.

         (c) Notwithstanding Section 4.2(a) following a Change of Control, the Employee may terminate this Agreement on 15 days written notice to the Employer if Good Reason exists.

4.3      Fair and Reasonable

         The parties confirm that the notice and pay in lieu of notice provisions contained in Section 4.2 are fair and reasonable and the parties agree that upon any termination of this Agreement by the Employer in compliance with Sections 4.1 or 4.2 or upon any termination of this Agreement by the Employee, the Employee shall have no action, cause of action, claim or demand against the Employer or any other person as a consequence of such termination.

4.4      Return of Property

         Upon any termination of this Agreement the Employee shall at once deliver or cause to be delivered to the Employer all books, documents, effects, money, securities or other property belonging to the Employer or for which the Employer is liable to others, which are in the possession, charge, control or custody of the Employee.

4.5      Provisions Which Operate Following Termination

         Notwithstanding any termination of this Agreement for any reason whatsoever and with or without Cause, the provisions of Sections 3.4 and 4.4 of this Agreement and any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following such termination.

                       ARTICLE FIVE - RENEWAL OF AGREEMENT

5.1      Automatic Renewal

         This Agreement shall continue for successive periods of one year's duration on the same terms and conditions of employment or on such terms and conditions of employment as are agreed upon in writing between the parties unless either party has given at least 180 days written notice to the other that this Agreement is to terminate at the end of the initial period or at the end of any successive period of one year.

5.2      Non-Renewal

         In the event one of the parties gives written notice that this Agreement is to terminate at the end of the initial period of one year or any successive period of one year as set forth in Section 5.1 hereof, this Agreement shall expire and the employment hereunder shall terminate without any notice or payment of salary or benefit plan contributions in lieu of notice at the end of the initial period of one year or that successive period of one year for which it was last renewed pursuant to Section 5.1 hereof, as the case may be.

                              ARTICLE SIX - GENERAL

6.1      Sections and Headings

         The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

6.2      Number

         In this Agreement words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.

6.3      Benefit of Agreement

         This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Employee and the successors and permitted assigns of the Employer respectively.

6.4      Entire Agreement

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto, including without limitation, the employment agreement dated June 18, 1997.

6.5      Amendments and Waivers

         No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

6.6      Severability

         If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

6.7      Notices

         Any demand, notice or other communication  (hereinafter in this Section
6.7 referred to as a "Communication") to be given in connection with this Agreement shall be given in writing and may be given by personal delivery, by fax or by registered mail addressed to the recipient as follows:

             To the Employee:        Richard P. Dalmazzi
                                     629 Burton Drive
                                     Lafayette, CA 94549

             To the Employer:        Certicom Corp.
                                     200 Matheson Boulevard West
                                     Mississauga, Ontario L5R 3L7
                                     Attention: Secretary
                                     Fax: (905)507-1239

or such other address or individual as may be designated by notice by either party to the other. Any Communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof, if made or given by facsimile on the business day following receipt thereof, and, if made or given by registered mail, on the 7th day, other than a Saturday, Sunday or statutory holiday in Ontario, following the deposit thereof in the mail. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by facsimile or personal delivery.

6.8      Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

6.9      Attornment

         For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have exclusive jurisdiction to entertain any action arising under this Agreement or in respect of the employment relationship between the Employer and Employee. The Employer and the Employee each hereby attorns to the jurisdiction of the courts of the Province of Ontario.

6.10     Copy of Agreement

         The Employee hereby acknowledges receipt of a copy of this Agreement duly signed by the Employer.

         IN WITNESS WHEREOF the parties have executed this Agreement.

                         )
                         )            /s/ Richard R. Dalmazzi
                         )            ----------------------------------
Witness: Name Illegible  )            Richard R. Dalmazzi
                         )
Name:                    )
                         )
                         )
Address:                 )

                                      CERTICOM CORP.

                                      By: /s/ Philip C. Deck
                                         ---------------------------------------
                                         Philip C. Deck
                                         Chairman of the Board

                                      By: /s/ Bruce A. MacInnis
                                         ---------------------------------------
                                           Bruce A. MacInnis
                                           Vice President Administration,
                                           Chief Financial Officer and Secretary


10317189_1.DOC